Inventory	12 Months Ended
Dec. 31, 2024
Inventory
Inventory

Note 5 – Inventory

	December 31,
	2023	2024
Raw materials and work in progress	$12,134	10,721
Finished goods	6,256	6,178
	$18,390	16,899

In 2023, the Group’s warehouse located in the south of Israel suffered physical damage due to a direct missile hit related to the Iron Swords War, as described in Note 1(B)(1). As a result, damaged inventory in the amount of $4,959 was written off. The damage was covered by government authorities and the Company’s insurance policy, part of which was received in 2023, and the remainder in 2024. The net excess over the cost of the inventory damaged, was recognized as other income, $3,774 in 2023 and $371 in 2024.